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                                                                   Exhibit 99.46

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  JANUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-17

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   42.39776363             Class 2-A1 ....   $  130.52299151
                  ---------------                               ---------------
Class 1-A2 ....   $   42.39776372             Class 2-A2 ....   $   38.31315141
                  ---------------                               ---------------
Class 1-A3 ....   $   37.88894238             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    2.94322259
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    4.11658597
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-M .....   $    2.94322436
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B1 ....   $    2.94321795
                  ---------------                               ---------------
Class 1-M .....   $    0.61375499             Class 2-B2 ....   $    2.94322115
                  ---------------                               ---------------
Class 1-B1 ....   $    0.61375499             Class 2-B3 ....   $    2.94323718
                  ---------------                               ---------------
Class 1-B2 ....   $    0.61375397             Class 2-B4 ....   $    2.94320513
                  ---------------                               ---------------
Class 1-B3 ....   $    0.61375139             Class 2-B5 ....   $    2.94321855
                  ---------------                               ---------------
Class 1-B4 ....   $    0.61375000
                  ---------------
Class 1-B5 ....   $    0.61377016
                  ---------------
Class 1-R .....   $ 1000.00000000
                  ---------------

Class 1-RL ....   $ 1000.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   41.45216879             Class 2-A1 ....   $  116.36827309
                  ---------------                               ---------------
Class 1-A2 ....   $   41.45216887             Class 2-A2 ....   $   34.15823691
                  ---------------                               ---------------
Class 1-A3 ....   $   37.04390751             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    2.62404138
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    3.67015799
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

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Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $  977.69705846
                  ---------------
Class 1-RL ....   $  977.69705846
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.83333333           7.00000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.45833353           7.75000000%

                                         ---------------      ---------------
                    Class 1-A3 ....      $    4.97916679           5.97500000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    2.52083345           3.02500000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    5.83333333           7.00000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833354           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833333           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45833349           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45833300           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.33158336           0.39790000%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45833222           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45833222           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45833409           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45833518           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45833333           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45832857           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    6.50000000           7.75000000%
                                         ---------------      ---------------
                    Class 1-RL ....      $    6.50000000           7.75000000%
                                         ---------------      ---------------
                    Class 2-A1 ....      $    6.04166681           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.04166683           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166661           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166682           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.04166645           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.45354296           0.57801642%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.04166667           7.25000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.04166667           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.04166667           7.25000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.04166667           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.04166667           7.25000000%

                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.04166037           7.25000000%
                                         ---------------      ---------------

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     iii) The amount of servicing                   Pool 1          Pool 2
          compensation received by the              ------          ------
          Company during the month
          preceding the month of
          distribution: ...................         16,027.51         11,232.83
                                              ---------------   ---------------

(b)  The amounts below are for the
     aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances: .......................   $195,022,318.47   $101,262,873.88
                                              ---------------   ---------------
          Number of Mortgage Loans: .......               681               315
                                              ---------------   ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                           Aggregate               Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 1-A1 ....      $ 58,662,713.00               957.60
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 24,065,501.80               957.60
                                         ---------------      ---------------
                    Class 1-A3 ....      $ 39,571,627.80               962.11
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 39,571,627.80               962.11
                                         ---------------      ---------------
                    Class 1-A5 ....      $  7,290,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 16,400,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 18,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 10,525,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A9 ....      $ 10,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-S .....      $195,022,318.47               973.89
                                         ---------------      ---------------

                    Class 1-M .....      $  3,002,156.28               999.39
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,002,156.28               999.39
                                         ---------------      ---------------
                    Class 1-B2 ....      $  2,201,647.90               999.39
                                         ---------------      ---------------
                    Class 1-B3 ....      $    900,447.01               999.39
                                         ---------------      ---------------
                    Class 1-B4 ....      $    599,631.75               999.39
                                         ---------------      ---------------
                    Class 1-B5 ....      $    801,436.65               999.39
                                         ---------------      ---------------
                    Class 1-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 1-RL ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A1 ....      $ 10,344,167.97               869.48
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 28,651,536.28               961.69
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 28,633,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 22,054,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,502,852.25               997.06
                                         ---------------      ---------------
                    Class 2-S .....      $ 95,213,297.73               972.39
                                         ---------------      ---------------
                    Class 2-PO ....      $    188,632.08               995.88
                                         ---------------      ---------------
                    Class 2-M .....      $  1,555,408.57               997.06
                                         ---------------      ---------------
                    Class 2-B1 ....      $    777,704.29               997.06
                                         ---------------      ---------------
                    Class 2-B2 ....      $    622,163.43               997.06
                                         ---------------      ---------------
                    Class 2-B3 ....      $    311,081.71               997.06
                                         ---------------      ---------------
                    Class 2-B4 ....      $    155,540.86               997.06
                                         ---------------      ---------------
                    Class 2-B5 ....      $    466,786.44               997.06
                                         ---------------      ---------------

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     vi)  The following pertains to any             Pool 1          Pool 2
          real estate acquired on behalf            ------          ------
          of Certificateholders:

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------


          The aggregate number of Mortgage Loans
          included in the Principal Balance
          set forth above .................   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate
          Principal Balances of
          delinquent Mortgage Loans, as
          of the opening of business on
          the related Determination Date,

                                                   Loans       Principal Balance
                                                   -----       -----------------
          Pool 1........................
                *(1) *30-59 days                           11   $  3,362,496.24
                                              ---------------   ---------------
                 (2)  60-89 days                            0   $          0.00
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)  in foreclosure                        0   $          0.00
                                              ---------------   ---------------

          Pool 2........................
                *(1)  30-59 days                            2   $    711,257.86
                                              ---------------   ---------------
                 (2)  60-89 days                            0   $          0.00
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)  in foreclosure                        0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-A3 Certificates: ..          5.975000%

                                            ---------------
              Class 1-A4 Certificates: ..          3.025000%
                                            ---------------
              Class 1-S Certificates: ...          0.397900%
                                            ---------------
              Class 2-S Certificates: ...          0.578016%
                                            ---------------

                                                      Pool 1          Pool 2
                                                      ------          ------
     xi) Senior Percentage .................       94.74960200%     96.24269500%
                                              ---------------   ---------------
    xii) Group I Senior Percentage .........       84.49992100%     88.99332700%
                                              ---------------   ---------------
   xiii) Group II Senior Percentage ........       10.24968100%      7.24936800%
                                              ---------------   ---------------
    xiv) Senior Prepayment Percentage ......      100.00000000%    100.00000000%
                                              ---------------   ---------------
     xv) Group I Senior Prepayment
         Percentage ........................      100.00000000%    100.00000000%
                                              ---------------   ---------------
    xvi) Group II Senior Prepayment
         Percentage ........................        0.00000000%      0.00000000%
                                              ---------------   ---------------
   xvii) Group I Scheduled Distribution
         Percentage ........................       94.74960200%             N/A
                                              ---------------   ---------------
  xviii) Group II Scheduled Distribution
         Percentage  .......................        0.00000000%             N/A
                                              ---------------   ---------------

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   xviv) Junior Percentage .................        5.25039800%      3.75730500%
                                              ---------------   ---------------
    xvx) Junior Prepayment Percentage ......        0.00000000%      0.00000000%
                                              ---------------   ---------------

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.